                                                                Exhibit 20

                             TOYOTA MOTOR CREDIT CORPORATION
                 Servicer's Certificate - Toyota Auto Lease Trust 1997-A
                    Allocation/Distribution Date of September 25, 1997
              for the Collection Period of August 1, through August 31, 1997
                                       Preliminary

                                                                                          Certificate           Certificate
                                                                                Total         Percent               Balance
ORIGINAL DEAL PARAMETER
-----------------------
Discounted Principal Balance                                         1,231,231,519.20
Aggregate Net Investment Value                                       1,231,231,519.20
Initial Certificate Balance                                                         -         100.00%      1,206,600,000.00
Percent of ANIV                                                                                                      98.00%
Certificate Factor (1)                                                                                            1.0000000
Certificate Rate
Weighted Average Coupon (WAC)                                                   7.66%
Weighted Average Remaining Term (WAM)                                            35.8
Servicing Fee Percentage                                                        1.00%
Servicer Advance                                                         2,825,418.78
Servicer Payahead                                                        1,580,862.05
Reserve Fund:
   Initial Deposit Amount                                               30,780,787.98
   Specified Reserve Fund Percentage                                            2.50%
   Specified Reserve Fund Amount                                        30,780,787.98
   Trigger Percentage                                                           5.00%
   Trigger Amount (2)                                                   61,561,575.96
Certificate Interest Earned                                                                                      212,145.15
---------------------------
Principal Distributions/Allocations:
------------------------------------
   Distribution - Current Period
   Allocations - Current Period
   Allocations - Not Disbursed Beginning of Period
   Allocations - Not Disbursed End of Period
Interest Distributions/Allocations:
-----------------------------------
   Distribution - Current Period
   Allocations - Current Period                                                                                  212,145.15
   Allocations - Not Disbursed Beginning of Period                                                                        -
   Allocations - Not Disbursed End of Period                                                                     212,145.15



                                                       Class A1              Class A1        Class A2              Class A2
                                                        Percent               Balance         Percent               Balance
ORIGINAL DEAL PARAMETER
-----------------------
Discounted Principal Balance
Aggregate Net Investment Value
Initial Certificate Balance                              33.98%        410,000,000.00          53.87%        650,000,000.00
Percent of ANIV                                                                33.30%                                52.79%
Certificate Factor (1)                                                      1.0000000                             1.0000000
Certificate Rate                                                                6.20%                                 6.35%
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
   Initial Deposit Amount
   Specified Reserve Fund Percentage
   Specified Reserve Fund Amount
   Trigger Percentage
   Trigger Amount (2)
Certificate Interest Earned                                                 70,611.11                            114,652.78
---------------------------
Principal Distributions/Allocations:
------------------------------------
   Distribution - Current Period
   Allocations - Current Period
   Allocations - Not Disbursed Beginning of Period
   Allocations - Not Disbursed End of Period
Interest Distributions/Allocations:
-----------------------------------
   Distribution - Current Period
   Allocations - Current Period                                             70,611.11                            114,652.78
   Allocations - Not Disbursed Beginning of Period                                  -                                     -
   Allocations - Not Disbursed End of Period                                70,611.11                            114,652.78




                                             TOYOTA MOTOR CREDIT CORPORATION
                                 Servicer's Certificate - Toyota Auto Lease Trust 1997-A
                                    Allocation/Distribution Date of September 25, 1997
                              for the Collection Period of August 1, through August 31, 1997
                                                       Preliminary


                                                       Class A3              Class A3         Class B               Class B
                                                        Percent               Balance         Percent               Balance
ORIGINAL DEAL PARAMETER
-----------------------
Discounted Principal Balance
Aggregate Net Investment Value
Initial Certificate Balance                               6.03%         72,750,000.00           6.12%         73,850,000.00
Percent of ANIV                                                                 5.91%                                 6.00%
Certificate Factor (1)                                                      1.0000000                             1.0000000
Certificate Rate                                                                6.45%                                 6.75%
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
   Initial Deposit Amount
   Specified Reserve Fund Percentage
   Specified Reserve Fund Amount
   Trigger Percentage
   Trigger Amount (2)
Certificate Interest Earned                                                 13,034.38                             13,846.88
---------------------------
Principal Distributions/Allocations:
------------------------------------
   Distribution - Current Period
   Allocations - Current Period
   Allocations - Not Disbursed Beginning of Period
   Allocations - Not Disbursed End of Period
Interest Distributions/Allocations:
-----------------------------------
   Distribution - Current Period
   Allocations - Current Period                                             13,034.38                             13,846.88
   Allocations - Not Disbursed Beginning of Period                                  -                                     -
   Allocations - Not Disbursed End of Period                                13,034.38                             13,846.88



                                                                           Transferor
                                                                             Interest
                                                                              Balance
ORIGINAL DEAL PARAMETER
-----------------------
Discounted Principal Balance
Aggregate Net Investment Value
Initial Certificate Balance                                             24,631,519.20
Percent of ANIV                                                                 2.00%
Certificate Factor (1)
Certificate Rate
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
   Initial Deposit Amount
   Specified Reserve Fund Percentage
   Specified Reserve Fund Amount
   Trigger Percentage
   Trigger Amount (2)
Certificate Interest Earned
---------------------------
Principal Distributions/Allocations:
------------------------------------
   Distribution - Current Period
   Allocations - Current Period
   Allocations - Not Disbursed Beginning of Period
   Allocations - Not Disbursed End of Period
Interest Distributions/Allocations:
-----------------------------------
   Distribution - Current Period
   Allocations - Current Period
   Allocations - Not Disbursed Beginning of Period
   Allocations - Not Disbursed End of Period



I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

/S/ SYLVIA SHULER
-----------------------
    Sylvia Shuler
Controller - Operations